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                                                                     EXHIBIT 3.1

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Examiner


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Name
Approved


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                                      R.A.


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P.C.

                                                                  NO. 04-3145961
                                                                      ----------

                       THE COMMONWEALTH OF MASSACHUSETTS
                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts  02108-1512


                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

We,         J. Melville Engle                                      , *President,
    ---------------------------------------------------------------

and         Sean F. Moran                                          , *Clerk,
    ---------------------------------------------------------------

of                             Anika Research, Inc.                ,
   ----------------------------------------------------------------
                          (Exact name of corporation)

located at          236 West Cummings Park, Woburn, MA 01801       ,
           --------------------------------------------------------
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                                   Article 1
--------------------------------------------------------------------------------
          (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on January 8, 1997, by vote of:

4,197,334  shares of          Common      of   4,917,023     shares outstanding,
---------            --------------------    ---------------
                        (type, class & series, if any)

  125,476  shares of  Series A Preferred  of     126,259     shares outstanding,
---------            --------------------    ---------------
                        (type, class & series, if any)

           shares of                     of                  shares outstanding,
---------            --------------------    ---------------
                        (type, class & series, if any)

/1**/ being at least a majority of each type, class or series outstanding and entitled to vote thereon:

            Changed name of corporation to Anika Therapeutics, Inc.

/*/ Delete the inapplicable words.    /**/ Delete the inapplicable clause.
/1/ For amendments adopted pursuant to Chapter 156B, Section 70.
/2/ For amendments adopted pursuant to Chapter 156B, Section 71.


NOTE: IF THE SPACE PROVIDED UNDER ANY ARTICLE OR ITEM ON THIS FORM IS INSUFFICIENT, ADDITIONS SHALL BE SET FORTH ON ONE SIDE ONLY OF SEPARATE 8 1/2 X 11 SHEETS OF PAPER WITH A LEFT MARGIN OF AT LEAST 1 INCH. ADDITIONS TO MORE THAN ONE ARTICLE MAY BE MADE ON A SINGLE SHEET SO LONG AS EACH ARTICLE REQUIRING EACH ADDITION IS CLEARLY INDICATED.

                                       1
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To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


WITHOUT PAR VALUE STOCKS            WITH PAR VALUE STOCKS
------------------------------------------------------------------
             NUMBER OF                     NUMBER OF
TYPE          SHARES           TYPE         SHARES       PAR VALUE
------------------------------------------------------------------
Common:          N/A          Common:         N/A          $1.00
------------------------------------------------------------------

------------------------------------------------------------------
Preferred:       N/A          Preferred:      N/A
------------------------------------------------------------------

------------------------------------------------------------------


Change the total authorized to:


WITHOUT PAR VALUE STOCKS            WITH PAR VALUE STOCKS
------------------------------------------------------------------
             NUMBER OF                     NUMBER OF
TYPE          SHARES           TYPE         SHARES       PAR VALUE
------------------------------------------------------------------
Common:           N/A          Common          N/A
------------------------------------------------------------------

------------------------------------------------------------------
Preferred:        N/A          Preferred:      N/A
------------------------------------------------------------------

------------------------------------------------------------------

                                       2
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SIGNED UNDER THE PENALTIES OF PERJURY, this   8th  day of   January  , 1997,
                                            -------       ----------

/s/ J. Melville Engle                                          , *President,
--------------------------------------------------------------
J. Melville Engle

/s/ Sean F. Moran                                                  , *Clerk.
------------------------------------------------------------------
Sean F. Moran


/*/ Delete the inapplicable words.

                                       3